UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )
                                             ---

Filed  by  the  Registrant                            [_]
Filed  by  a  Party  other  than  the  Registrant     [x]

Check  the  appropriate  box:

[x]   Preliminary  Proxy  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive  Proxy  Statement
[_]   Definitive  Additional  Materials
[_]   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  appropriate  box):

[x]   No  fee  required.
[_]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
      0-11.
      1) Title of  each  class  of  securities  to  which  transaction  applies:
      2) Aggregate  number  of  securities  to  which  transaction  applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and  state  how  it  was determined):
      4) Proposed  maximum  aggregate  value  of  transaction:
      5) Total  fee  paid:
[_]   Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount  Previously  Paid:
      2) Form,  Schedule  or  Registration  Statement  No.:
      3) Filing  Party:
      4) Date  Filed:

                                                               November   , 2001


Dear  Fellow  Stockholders:

RE: STOCKHOLDERS MEETING OF CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
    ("CYBERNET") CURRENTLY SCHEDULED TO BE HELD ON DECEMBER 4, 2001

Cybernet has not held an election of directors since May 17, 1999 and stockholders of Cybernet have not voted to elect directors of Cybernet for more than two and a half years.

WE BELIEVE THAT CYBERNET IS IN A FINANCIAL CRISIS. CYBERNET HAS RECENTLY ANNOUNCED THAT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO CONTINUE AS A GOING CONCERN.

THE  RIGHT  LEADERSHIP  FOR  CYBERNET

We represent the right to vote approximately 26% of the issued and outstanding shares of common stock of Cybernet, more than three times as many shares as are collectively held by the present directors and executive officers of Cybernet. In October 2001, we formally requested that the board of directors of Cybernet appoint certain of our representatives and that certain existing directors resign. The board of directors of Cybernet refused to make such changes.

We intend to elect such number of director nominees to comprise one-half of the board of directors of Cybernet. To provide what we believe is the right leadership for the future of Cybernet, we have assembled a slate of director nominees to fill certain positions on the board of directors of Cybernet comprised of people who have in-depth experience and proven records of performance in the financing, restructuring, management and governance of public companies. Our nominees are: Michael J. Smith, Roy Zanatta and Eduard Seligman.

A  TIME  FOR  CHANGE  AT  CYBERNET

We believe the time for change at Cybernet is now. That is why we are asking you to elect our nominees to the board of directors of Cybernet.

OUR  PLAN  FOR  CYBERNET

We intend to elect a slate of directors with the experience necessary to lead a restructuring of Cybernet. The newly elected board members intend to work with continuing board members and management to develop and formulate the appropriate plans and strategies to carry out such a restructuring and preserve and enhance shareholder value.

On November 13, 2001, Cybernet's Chief Executive Officer applied for and received an order from the Court of Chancery (the "Court") of the State of Delaware in the United States scheduling a stockholders meeting for the election of directors of Cybernet for December 4, 2001 and waiving all quorum requirements (the "Delaware Action"). We were not provided notice of such application despite Cybernet's awareness of our interest in board representation and our demands for a stockholders meeting. On November 16, 2001, we moved to intervene in the Delaware Action and have asked the Court, inter alia, to vacate its order dated November 15, 2001 that set December 4, 2001 as the date for the stockholders meeting to elect directors of Cybernet and to set November 13,

2001 as the record date for such meeting. The current date of the stockholders meeting and the current record date are subject to the results of our requests for relief in the Delaware Action.

YOUR VOTE IS EXTREMELY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING OF STOCKHOLDERS FOR THE ELECTION OF DIRECTORS OF CYBERNET CURRENTLY SCHEDULED FOR DECEMBER 4, 2001 (SUBJECT TO THE OUTCOME OF THE DELAWARE ACTION), WE URGE
YOU  TO  VOTE  FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING
THE ENCLOSED YELLOW PROXY CARD. A postage-paid envelope is enclosed for your convenience.

If you have any questions or require any assistance in executing or delivering your proxy, please call Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

Sincerely,

Shareholders  Group




MFC BANCORP LTD.                        VENTEGIS CAPITAL AG

PER:  /S/ MICHAEL J. SMITH              PER:  /S/ KARSTEN HAESEN
      --------------------                    ------------------
      MICHAEL J. SMITH                        KARSTEN HAESEN
      PRESIDENT AND CHIEF                     BOARD MEMBER
      EXECUTIVE OFFICER

C/O MFC CAPITAL PARTNERS AG
CHARLOTTENSTRASSE 59                    CICEROSTRASSE 21
D-10117 BERLIN, GERMANY                 10709 BERLIN, GERMANY



                        ANNUAL MEETING OF STOCKHOLDERS OF
                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                          FOR THE ELECTION OF DIRECTORS
               CURRENTLY SCHEDULED TO BE HELD ON DECEMBER 4, 2001



                               PROXY STATEMENT OF
                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
                   IN OPPOSITION TO THE BOARD OF DIRECTORS OF
                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.

This proxy statement and the enclosed YELLOW proxy card are being furnished to you, the stockholders of Cybernet Internet Services International, Inc. ("Cybernet" or the "Company"), in connection with the solicitation of proxies by MFC Bancorp Ltd. ("MFC") and Ventegis Capital AG ("Ventegis", and collectively with MFC, the "Shareholders Group") for use at the meeting of stockholders to elect directors of Cybernet, and at any adjournments, postponements or reschedulings thereof (the "Stockholders Meeting").

We intend to elect such number of director nominees to comprise one-half of the board of directors of Cybernet. Depending on the number of directors comprising the board of Cybernet, we anticipate nominating either two or three directors for election at the Stockholders Meeting. If only two directors are nominated for election, it is anticipated that Roy Zanatta will not stand for election as a Class B director of Cybernet. The Shareholders Group is soliciting proxies to take the following actions at the Stockholders Meeting:

     (1) to elect Roy Zanatta as a Class B director of Cybernet to serve until the 2003 annual meeting of stockholders of Cybernet, if appropriate;

     (2) to elect Michael J. Smith and Eduard Seligman as Class C directors of Cybernet to serve until the 2004 annual meeting of stockholders of Cybernet;

     (3)     to  reject  the approval of the Cybernet 1998 Stock Incentive Plan;

     (4) to ratify the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as corporate auditors of Cybernet for the 2000 and 2001 calendar years; and

     (5) to transact such other business as may properly come before the Stockholders Meeting.

The Stockholders Meeting is currently scheduled to be held on Tuesday, December 4, 2001 at 11:00 a.m. local time at Cybernet's office at Stefan-George-Ring 19-23, 81929 Munich, Germany. Cybernet has currently set August 7, 2001 as the record date for determining stockholders entitled to receive notice of and to vote at the Stockholders Meeting.

On November 13, 2001, Cybernet's Chief Executive Officer applied for and received an order from the Court of Chancery (the "Court") of the State of Delaware in the United States scheduling the Stockholders Meeting for December 4, 2001 and waiving all quorum requirements (the "Delaware Action"). We were not provided notice of such application despite Cybernet's awareness of our interest in board representation and our demands for a stockholders meeting. On November 16, 2001, we moved to intervene in the Delaware Action and have asked the Court, inter alia, to vacate its order dated

November 15, 2001 that set December 4, 2001 as the date for the Stockholders Meeting and to set November 13, 2001 as the record date for the Stockholders Meeting. The current date of the Stockholders Meeting and the current record date are subject to the results of our requests for relief in the Delaware Action.

Information concerning the Shareholders Group, its nominees and other persons who are participants in its solicitation of proxies is provided in this proxy statement under the headings "Election of Directors" and "Information About the Participants" and in Annex A.
                        --------

A PROXY MAY BE GIVEN BY ANY PERSON WHO HELD SHARES OF COMMON STOCK OR SHARES OF SERIES B PREFERRED STOCK OF CYBERNET ON AUGUST 7, 2001, THE CURRENT RECORD DATE FOR THE STOCKHOLDERS MEETING (SUBJECT TO THE OUTCOME OF THE DELAWARE ACTION). WHETHER OR NOT YOU PLAN TO ATTEND THE STOCKHOLDERS MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED YELLOW PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS, SO YOU MAY RETURN THE YELLOW PROXY CARD EVEN IF YOU HAVE ALREADY DELIVERED A PROXY. WE URGE YOU NOT TO RETURN ANY PROXY SENT TO YOU BY CYBERNET.
           ---


The  date of this proxy statement is November   , 2001. This proxy statement and
the  enclosed YELLOW proxy card are first being sent or given to stockholders of
Cybernet  on  or  about  November   ,  2001.

                                  INTRODUCTION

At the Stockholders Meeting, one person may be elected as a Class B director of Cybernet to serve until the 2003 annual meeting of stockholders of Cybernet and two persons may be elected as Class C directors of Cybernet to serve until the 2004 annual meeting of stockholders of Cybernet. We intend to elect such number of director nominees to comprise one-half of the board of directors of Cybernet.

The Shareholders Group has provided written notice to Cybernet of its intent to nominate its nominees for election to Cybernet's board of directors at the Stockholders Meeting and has requested that Cybernet waive the 30 day notice requirement for director nominations, if applicable, and notified Cybernet that the Court of Chancery of the State of Delaware has scheduled a hearing on December 3, 2001 to consider the Shareholders Group's requests for relief in the Delaware Action. The Shareholders Group is soliciting your proxy in support of the election of Roy Zanatta as a Class B director, if appropriate, and/or Michael J. Smith and Eduard Seligman as Class C directors of Cybernet. We believe the nominees of the Shareholders Group are highly qualified individuals based on their extensive business and professional experience, particularly in the financing, restructuring, management and governance of public companies. For more information regarding the nominees of the Shareholders Group, see "Election of Directors - Information About Our Nominees".

YOUR VOTE IS IMPORTANT SO PLEASE SIGN, DATE AND MAIL YOUR YELLOW PROXY CARD AT YOUR EARLIEST CONVENIENCE.

If you have any questions concerning this proxy statement or need help voting your shares, please call Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

                  WHY WE BELIEVE THE CURRENT BOARD OF DIRECTORS
                           OF CYBERNET MUST BE CHANGED

Cybernet has not held an election of directors since May 17, 1999 and stockholders of Cybernet have not voted to elect directors of Cybernet for more than two and a half years.

WE BELIEVE THAT IT IS TIME TO CHANGE THE BOARD OF DIRECTORS OF CYBERNET. WE BELIEVE THAT CYBERNET IS CURRENTLY IN A FINANCIAL CRISIS.

    * Ernst & Young Deutsche Allgemeine Treuhand AG, Cybernet's independent auditors, have recognized the state of Cybernet's financial crisis and have reported on Cybernet's consolidated financial statements for the year ended December 31, 2000 the following:

           "[T]he Company has incurred recurring operating losses and used significant amounts of cash to operate the Company. These conditions raise substantial doubt about the Company's
           ---------------------------------------------------------------
           ability to continue as a going concern." (Emphasis added)
           ---------------------------------------

Cybernet has confirmed and reiterated such concerns in its most recent quarterly report on Form 10-Q for the period ended September 30, 2001 stating the following:

           "Investors in the Company should review carefully the report of Ernst & Young. There can be no assurance that we will be able
                          -----------------------------------------------
           to continue as a going concern."   (Emphasis  added)
           -------------------------------

           . . .

           "We believe that our cash and cash equivalents will provide adequate liquidity to fund our normal operating activities over the next four months." (Emphasis added)
                         -----------

    *   Since  December  31,  1998,  Cybernet's total debt has risen from euro
        10.4 million to euro 180.1 million as at September 30, 2001, an increase of approximately 1,632%.(1)

                                     [GRAPH]

                                      DEBT(1)
                              (EUROS, IN THOUSANDS)

December  31,  1998           10,357
December  31,  1999          218,041
December  31,  2000          182,618
September 30,  2001          180,121

------------------
(1) Source: Cybernet's annual reports on Form 10-K for the periods ended December 31, 1998, 1999 and 2000, respectively, and Cybernet's quarterly report on Form 10-Q for the period ended September 30, 2001.

    * Since December 31, 1998, Cybernet's shareholders' equity has eroded dramatically. As at September 30, 2001, Cybernet's liabilities exceeded its assets by euro 27.8 million.(1)


                                     [GRAPH]

                         SHAREHOLDERS' EQUITY (DEFICIT)(1)
                              (EUROS, IN THOUSANDS)

December  31,  1998           57,724
December  31,  1999           68,448
December  31,  2000           13,203
September 30,  2001          (27,751)

------------------
(1) Source: Cybernet's annual reports on Form 10-K for the periods ended December 31, 1998, 1999 and 2000, respectively, and Cybernet's quarterly report on Form 10-Q for the period ended September 30, 2001.

    * Cybernet's share price as quoted on the OTC Bulletin Board in the United States has fallen from a high of $47.00 on January 20, 1999 to $0.68 on November 15, 2001.(2) The following chart demonstrates Cybernet's declining monthly closing share price from December 30, 1998 to October 31, 2001.(2)


                                     [GRAPH]

                               COMMON STOCK PRICE(2)
                                     (U.S.$)


December  30,  1998              $     36.875
January  29,  1999               $     40.50
February  26,  1999              $     33.50
March  31,  1999                 $     28.00
April  30,  1999                 $     24.75
May  28,  1999                   $     20.00
June  30,  1999                  $     19.00
July  29,  1999                  $     15.75
August  31,  1999                $     15.00
September  30,  1999             $     15.25
October  29,  1999               $     15.375
November  30,  1999              $     11.00
December  31,  1999              $      8.75
January  31,  2000               $     11.00
February  29,  2000              $     15.50
March  31,  2000                 $     11.50
April  28,  2000                 $      9.00
May  31,  2000                   $      6.50
June  29,  2000                  $      5.5625
July  28,  2000                  $      4.75
August  31,  2000                $      4.00
September  28,  2000             $      4.4375
October  31,  2000               $      4.50
November  30,  2000              $      3.25
December  28,  2000              $      1.8125
January  31,  2001               $      2.625
February  23,  2001              $      2.00
March  30,  2001                 $      1.0938
April  30,  2001                 $      0.90
May  31,  2001                   $      0.95
June  29,  2001                  $      0.72
July  30,  2001                  $      0.60
August  30,  2001                $      0.55
September  26,  2001             $      0.40
October  31,  2001               $      0.49


------------------
(2)     Source: Blomberg.


                      OBJECTIVES OF THE SHAREHOLDERS GROUP

On November 2, 2001, MFC, Holger Timm, Ventegis, and Consors Bank AG (the "Depositary") entered into an agreement (the "Agreement") dated for reference October 29, 2001 pursuant to which MFC was granted voting rights for the term of the Agreement with respect to in aggregate 6,872,796 shares of common stock of Cybernet deposited by Holger Timm and Ventegis with the Depositary. MFC will retain such voting rights until the shares deposited with the Depositary are delivered to the holders of voting trust certificates representing such shares upon the termination of the Agreement. A copy of the Agreement is incorporated herein by reference to MFC's Schedule 13D dated November 7, 2001.

THE  RIGHT  LEADERSHIP  FOR  CYBERNET

We represent the right to vote approximately 26% of the issued and outstanding shares of common stock of Cybernet, more than three times as many shares as are collectively held by the present directors and executive officers of Cybernet. In October 2001, we formally requested that the board of directors of Cybernet appoint certain of our representatives and that certain existing directors resign. The board of directors of Cybernet refused to make such changes.

To provide what we believe is the right leadership for the future of Cybernet, we have assembled a slate of director nominees comprised of people who have in-depth experience and proven records of performance in the financing, restructuring, management and governance of public companies. Our nominees are:
Michael  J.  Smith,  Roy  Zanatta  and  Eduard  Seligman.

INTENT  OF  THE  SHAREHOLDERS  GROUP

We intend to elect a slate of directors with the experience necessary to lead a restructuring of Cybernet. We intend to elect such number of director nominees to comprise one-half of the board of directors of Cybernet. The newly elected board members intend to work with continuing board members and management to develop and formulate the appropriate plans and strategies to carry out such a restructuring and preserve and enhance shareholder value. There is no assurance that the Shareholders Group will be successful in the implementation of these objectives.

Pursuant to the Agreement, Ventegis has agreed to pay MFC an earn-out fee equal to 30% of the difference between the average closing bid price of the common stock of Cybernet during the last ten trading days prior to the one year anniversary of October 29, 2001 on the Frankfurt Stock Exchange, and euro 0.42, multiplied by the number of shares of common stock of Cybernet deposited under the Agreement, subject to certain qualifications. In addition, if MFC acquires all of the issued and outstanding 14% senior notes, due 2009 of Cybernet (the "Notes"), MFC will offer to sell the Notes to Cybernet at its cost, and if MFC acquires less than 100% of the Notes and subsequently disposes of any Notes, MFC will pay to each member of the Shareholders Group and Holger Timm the net proceeds multiplied by their proportionate percentage interests in the outstanding common stock of Cybernet. This summary of the Agreement is qualified in its entirety by the Agreement which is incorporated herein by reference.

On October 31, 2001, MFC and Ventegis entered into an agreement dated for reference October 29, 2001 pursuant to which MFC engaged Ventegis to provide consulting and informational services to MFC with relation to Cybernet in consideration of euro 10,500. In addition, MFC engaged Ventegis to introduce MFC to Cybernet and its board of directors and support the engagement of MFC as a financial advisor to Cybernet in the restructuring of its debt in consideration for an agency fee of 15% of the fees actually received by MFC for such services rendered.

Cybernet may engage MFC or its affiliates to provide financial and other advisory services to Cybernet in connection with any restructuring on an as-and-when needed basis in the future. The fees for such services will be based upon fees customarily charged by MFC or its affiliates to third parties and as approved by the directors of Cybernet who are not affiliated with MFC. MFC may, from time to time, engage Ventegis to provide consulting services and other advisory services on an as-and-when needed basis in the future.

MFC has previously submitted draft proposals to Cybernet regarding the engagement of MFC by Cybernet for the purpose of assisting Cybernet in restructuring its debt. These draft proposals have not been pursued by the board of directors of Cybernet.

COMMITMENT  OF  THE  SHAREHOLDERS  GROUP

The Shareholders Group is dissatisfied with the performance of the current board of directors of Cybernet. The nominees of the Shareholders Group have substantial experience in the financing, restructuring, management and governance of public companies. They are wholly independent of Cybernet's current management and are committed to salvaging Cybernet and preserving stockholder value. No assurance can be given that electing the nominees of the Shareholders Group will enhance stockholder value. The nominees of the Shareholders Group, if elected, are committed to acting in the best interest of Cybernet's stockholders and, subject to their fiduciary duties as directors of Cybernet, will pursue any restructuring of Cybernet diligently and promptly. No stockholder vote may be required for implementation of the objectives of the Shareholders Group and none is specifically contemplated.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED YELLOW PROXY CARD (AND NOT TO RETURN ANY PROXY CARD SENT TO YOU BY CYBERNET).

                              ELECTION OF DIRECTORS

In accordance with the terms of Cybernet's Certificate of Incorporation and Bylaws, the terms of office of the board of directors are divided into three classes: Class A, whose term will expire at the annual meeting of stockholders to be held in 2002; Class B, whose term will expire at the annual meeting of stockholders held in 2003; and Class C, whose term will expire at the Stockholders Meeting. At each annual meeting of stockholders, the successors to directors whose terms expire at the annual meeting will be elected to serve from the time of the annual meeting until the third annual meeting following their election and until their successors are duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

There are currently two Class A directors, no Class B directors and two Class C directors of Cybernet. We intend to elect such director nominees to comprise one-half of the board of directors of Cybernet. Depending on the number of directors comprising the board, we anticipate nominating either two or three directors for election at the Stockholders Meeting: one Class B director to serve until the 2003 annual meeting of stockholders of Cybernet, if appropriate, and/or two Class C directors to serve until the 2004 annual meeting of stockholders of Cybernet. If only two directors are nominated for election, it is anticipated that Roy Zanatta will not stand for election as a Class B director.

Our nominee(s) as a Class B director is Roy Zanatta and as Class C directors are Michael J. Smith and Eduard Seligman. Based on their extensive business and professional experience, we believe that our nominees are highly qualified to serve as directors of Cybernet. We have provided written notice to Cybernet of our intent to nominate our nominees for election to Cybernet's board of directors at the Stockholders Meeting and have requested that Cybernet waive the 30 day notice requirement for director nominations, if applicable, and notified Cybernet that the Court of Chancery of the State of Delaware has scheduled a hearing on December 3, 2001 to consider the Shareholders Group's requests for relief in the Delaware Action. Each nominee of the Shareholders Group has consented to serve as a director of Cybernet if elected and to be named in this proxy statement and in any other soliciting materials of the Shareholders Group as a nominee of the Shareholders Group.

INFORMATION  ABOUT  OUR  NOMINEES

Each nominee of the Shareholders Group has furnished the information about him that is provided in this proxy statement.




NAME AND
BUSINESS                           PRESENT PRINCIPAL OCCUPATION AND
ADDRESS                  AGE       FIVE YEAR BUSINESS EXPERIENCE
--------                 ---       --------------------------------
Michael J. Smith         53        Mr. Smith is the President, Chief Executive
17 Dame Street                     Officer and a director of MFC.  Mr.
Dublin 2, Ireland                  Smith has been the President and Chief
                                   Executive Officer of MFC since 1996 and a
                                   director  since  1986.  Mr. Smith is also a
                                   director of TriMaine Holdings, Inc.,
                                   Drummond Financial Corporation and Euro Trade
                                   & Forfaiting, Inc. and a member of the
                                   management  board  of  Digitale  Telekabel AG.
                                   Formerly, Mr. Smith was the Executive  Vice-
                                   President,  Chief  Financial Officer, Secretary
                                   and a trustee of Mercer  International  Inc.
                                   from 1985 to 1996. Mr. Smith was one of the
                                   founding members  of the Prentiss Howard Group,
                                   a company organized in 1979 which assists
                                   domestic  and international companies with
                                   investments, mergers and acquisitions.





NAME AND
BUSINESS                           PRESENT PRINCIPAL OCCUPATION AND
ADDRESS                  AGE       FIVE YEAR BUSINESS EXPERIENCE
--------                 ---       --------------------------------
Roy  Zanatta             37        Mr.  Zanatta is the Secretary, Vice-President
1620  -  400                       and a director of MFC. Mr. Zanatta has been an
Burrard  Street                    employee of MFC since 1993 and has been the
Vancouver,                         Secretary, Vice-President and a director of MFC
British Columbia                   since 1996.  Mr. Zanatta is also a director of
Canada  V6C 3A6                    TriMaine Holdings, Inc.  Formerly, Mr. Zanatta
                                   consulted for and held positions with the British
                                   Columbia Hydro and Power Authority, the Canadian
                                   Standards  Association  and  Atomic  Energy of
                                   Canada Ltd.  Mr. Zanatta earned a B.A.Sc.  degree
                                   in 1987 from the University of British Columbia
                                   (Canada) and an MBA  in  1991  from  McGill
                                   University  (Canada).

Eduard Seligman          36        Mr. Seligman is a Vice-President of MFC
Cours de rive 6                    Merchant Bank S.A., a fully licensed Swiss bank.
1211 Geneva,                       Mr.  Seligman  has  been  an  employee of MFC
Switzerland                        Merchant Bank S.A. since 1998. Mr. Seligman  is
                                   also  a  member  of the management board of
                                   Digitale Telekabel AG.  Formerly,  Mr.  Seligman
                                   held positions with Performance Plus S.A.
                                   (Switzerland) and  Credit  Suisse.  Mr. Seligman
                                   is a Certified Financial Analyst and earned a
                                   lic.  Oec.  HSG.  degree  in  1992  from  the St.
                                   Gallen University for Business Administration,
                                   Law  and  Social  Studies  (Switzerland).




No corporation or organization identified in the preceding table is an affiliate of Cybernet. The present principal occupation of each director nominee is the first occupation described in his biography.

MFC has agreed to pay each nominee of the Shareholders Group any out-of-pocket expenses and/or losses incurred by such nominee that arise from investigating or defending any claim brought against him with respect to actions taken in connection with the solicitation of proxies to which this proxy statement relates, other than claims resulting from the nominee's bad faith, willful misconduct or gross negligence.

Each of the nominees of the Shareholders Group, if elected, will be entitled to receive compensation customarily paid by Cybernet to its independent directors, which is described in the Schedule 14A filed by Cybernet on August 17, 2001.

We have no reason to believe that any of the nominees of the Shareholders Group will be disqualified or unwilling or unable to serve if elected. The Shareholders Group reserves the right to nominate substitute persons if Cybernet makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the nominees of the Shareholders Group. In addition, if any additional directorships are to be voted upon at the Stockholders Meeting, the Shareholders Group reserves the right to nominate additional persons to fill the added positions. Shares represented by proxies given to us will be voted for any substitute or additional nominees of the Shareholders Group.

THE SHAREHOLDERS GROUP BELIEVES THAT IT IS IN THE BEST INTEREST OF STOCKHOLDERS OF CYBERNET TO ELECT THE NOMINEES OF THE SHAREHOLDERS GROUP AT THE STOCKHOLDERS MEETING. WE STRONGLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE SHAREHOLDERS GROUP.

                 APPROVAL OF CYBERNET 1998 STOCK INCENTIVE PLAN

At the Stockholders Meeting, the management of Cybernet is asking stockholders to approve the Cybernet 1998 Stock Incentive Plan. A copy of the Cybernet 1998 Stock Incentive Plan is attached to the registration statement on Form S-1/A filed by Cybernet on November 5, 1998 and a description of the Cybernet 1998 Stock Incentive Plan is included in the Schedule 14A filed by Cybernet on August 17, 2001. Reference is hereby made to such information pursuant to Rule 14a-5(c) under the Securities Exchange Act of 1934.

The mandate of the 1998 Stock Incentive Plan should be assessed and reviewed in the context of the compensation arrangements of Cybernet in its entirety by directors independent of management.

THE SHAREHOLDERS GROUP RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN.

                RATIFICATION OF APPOINTMENT OF CORPORATE AUDITORS

At the Stockholders Meeting, the management of Cybernet is asking stockholders to ratify the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as corporate auditors of Cybernet for the 2000 and 2001 calendar years. Ernst & Young Deutsche Allgemeine Treuhand AG served as Cybernet's independent auditors for the fiscal years ended December 31, 1999 and December 31, 2000. Cybernet has approved and engaged Ernst & Young Deutsche Allegemeine Treuhand AG to serve as Cybernet's auditors for the fiscal year ending December 31, 2001.

THE SHAREHOLDERS GROUP RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG DEUTSCHE ALLGEMEINE TREUHAND AG AS CORPORATE AUDITORS OF CYBERNET FOR THE 2000 AND 2001 CALENDAR YEARS.

                                   * * * * * *

WHEN YOU RETURN THE YELLOW PROXY CARD, YOU WILL BE VOTING "FOR" THE NOMINEES OF THE SHAREHOLDERS GROUP TO SERVE AS DIRECTORS OF CYBERNET, "AGAINST" THE APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN AND "FOR" THE RATIFICATION OF ERNST & YOUNG DEUTSCHE ALLGEMEINE TREUHAND AG AS CORPORATE AUDITORS OF CYBERNET FOR THE 2000 AND 2001 CALENDAR YEARS, UNLESS YOU APPROPRIATELY INDICATE OTHERWISE.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE STOCKHOLDERS MEETING, PLEASE SIGN AND DATE THE ENCLOSED YELLOW PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

                                VOTING PROCEDURES

To support the nominees of the Shareholders Group at the Stockholders Meeting, please sign and date the enclosed YELLOW proxy card and return it to Marlene Bryl, of MFC Capital Partners AG, Charlottenstrasse 59, D-10117 Berlin, Germany in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the Stockholders Meeting and vote in person.

HOW  DO  I  VOTE  IF  I  HOLD  SHARES  AT  MY  BANK  OR  BROKERAGE  FIRM?

If you held shares on August 7, 2001, the current date (subject to the outcome of the Delaware Action), in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from the record holder (which you can complete and send directly to Marlene Bryl, of MFC Capital Partners AG) or an instruction card (which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a blank, executed proxy card or an instruction card, you may contact the record holder directly to provide it with instructions. If you need assistance, please contact Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

If you do not have record ownership of your shares and want to vote in person at the Stockholders Meeting, you may obtain a document called a "legal proxy" from the record holder of your shares and bring it to the Stockholders Meeting. If you need assistance, please contact Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

HOW  DO  I  VOTE  IF  I  HOLD  SHARES  IN  MY  OWN  NAME?

If you owned shares in your own name on August 7, 2001, the current record date (subject to the outcome of the Delaware Action), you may attend the Stockholders Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "How do I vote if I hold shares at my bank or brokerage firm?"

To vote by proxy, you should complete, sign and date the enclosed YELLOW proxy card and return it promptly in the enclosed postage-paid envelope.

To be able to vote your shares in accordance with your instructions at the Stockholders Meeting, we must receive your proxy as soon as possible but in any event prior to their being voted at the Stockholders Meeting. You may vote your shares without submitting a proxy to us if you vote in person, submit a proxy to the Secretary of Cybernet or, in some cases, if you provide appropriate instructions to the record holder of your shares.

If you need assistance, please contact Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

WHAT  SHOULD  I  DO  IF  I  RECEIVE  A  WHITE  PROXY  CARD?

Proxies on the white proxy card are being solicited by the incumbent board of directors of Cybernet. If you submit a proxy to us by signing and returning the enclosed YELLOW proxy card, do not sign or return the white proxy card or follow any voting instructions provided by Cybernet unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a white proxy card to Cybernet, you may revoke it and provide your support to the nominees of the Shareholders Group by signing, dating and returning the enclosed YELLOW proxy card.

WHAT  IF  I  WANT  TO  REVOKE  MY  PROXY?

If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

    * By delivering a later-dated proxy to either Marlene Bryl, of MFC Capital Partners AG, or the Secretary of Cybernet; or

    * By delivering a written notice of revocation to either Marlene Bryl, of MFC Capital Partners AG, or the Secretary of Cybernet; or

    *   By  voting  in  person  at  the Stockholders Meeting.

If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Secretary of Cybernet, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00. REMEMBER, YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.

IF  I  PLAN  TO  ATTEND THE STOCKHOLDERS MEETING, SHOULD I STILL SUBMIT A PROXY?

Whether you plan to attend the Stockholders Meeting or not, we urge you to submit a proxy. Returning the enclosed YELLOW proxy card will not affect your right to attend the Stockholders Meeting and vote.

WHO  CAN  VOTE?

You are eligible to vote or to execute a proxy only if you owned Cybernet common stock or Series B preferred stock on August 7, 2001, the current record date for the Stockholders Meeting (subject to the outcome of the Delaware Action). Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the Stockholders Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. Based upon the
Schedule 14A filed by Cybernet on August 17, 2001, 26,495,448 shares of Cybernet common stock and no shares of Cybernet Series B preferred stock were outstanding on the record date for the Stockholders Meeting. With respect to each matter to be considered at the Stockholders Meeting, each stockholder will have one vote for each share of Cybernet common stock held by it on the record date.

HOW  WILL  MY  SHARES  BE  VOTED?

If you give a proxy on the accompanying YELLOW proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of our nominees as directors of Cybernet, against the approval of the 1998 Stock Incentive Plan of Cybernet and in favor of the ratification of the appointment of Ernst & Young Deutsche Allegemeine Treuhand AG as corporate auditors of Cybernet for the 2000 and 2001 calendar years. Submitting a YELLOW proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the Stockholders Meeting.

Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT  VOTE  IS  REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

Directors will be elected by a plurality of the votes cast by the holders of Cybernet common stock present in person or by proxy and actually voting at the Stockholders Meeting. This means that the one nominee as a Class B director of Cybernet and/or the two nominees as Class C directors of Cybernet receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees.

Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against any such proposal.

HOW  CAN  I  RECEIVE  MORE  INFORMATION?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call Marlene Bryl, of MFC Capital Partners AG, at (49 30) 20 94 58 00.

                         PROXY SOLICITATION AND EXPENSES

The following persons are or may be deemed to be participants (the "Participants" and, each, a "Participant") in the solicitation of proxies in support of electing the nominees of the Shareholders Group to the board of directors of Cybernet: (i) MFC; (ii) Ventegis; (iii) Holger Timm; and (iv) the nominees of the Shareholders Group: Michael J. Smith, Roy Zanatta and Eduard Seligman. The Participants may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, Internet (World Wide Web) publication, television, radio and newspapers. No person identified above has or will receive compensation for soliciting proxies.

The Participants will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. The Shareholders Group will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

The entire expense of our proxy solicitation is being borne by the Shareholders Group. The Shareholders Group may, particularly if the nominees of the Shareholders Group are elected to Cybernet's board of directors, seek reimbursement of expenses from Cybernet. The Shareholders Group does not intend to seek stockholder approval of any such reimbursement.

Costs related to the solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $400,000. Total payment of costs to date in furtherance of our proxy solicitation is approximately $100,000.

                       INFORMATION ABOUT THE PARTICIPANTS

The Participants are or may be deemed to be participants in the solicitation of proxies by the Shareholders Group for the Stockholders Meeting within the meaning of the federal securities laws. Information related to the Participants, including their beneficial ownership of Cybernet common stock, is set forth in Annex A to this proxy statement and is incorporated into this proxy
--------
statement  by  reference.  Except  as  set forth in Annex A, none of the
                                                    -------
Participants is party to any commercial dealing with Cybernet or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each Participant was provided by that Participant.

                           INFORMATION ABOUT CYBERNET

Based upon Cybernet's quarterly report on Form 10-Q for the period ended September 30, 2001, the mailing address of the principal executive offices of Cybernet is Stefan-George-Ring 19-23, 81929 Munich, Germany.

The Schedule 14A filed by Cybernet on August 17, 2001 was required to set forth information regarding (i) the beneficial ownership of securities of Cybernet by
(A) any person known to Cybernet to beneficially own 5% or more of any class of voting securities of Cybernet; (B) each director and executive officer of Cybernet; and (C) all directors and executive officers of Cybernet as a group;
(ii) information concerning Cybernet's directors and management, including information relating to management compensation; and (iii) information concerning the procedures for submitting stockholder proposals for consideration at the 2002 annual meeting of stockholders of Cybernet. Except as otherwise disclosed herein, reference is hereby made to such afore-mentioned information which, to the extent it may be deemed required, is incorporated herein pursuant to Rule 14a-5(c) under the Securities Exchange Act of 1934.

Except as otherwise noted herein, the information in this proxy statement concerning Cybernet has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although the Shareholders Group does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Shareholders Group, or for any failure by Cybernet to disclose events that may affect the significance or accuracy of such information.

                         OTHER MATTERS TO BE VOTED UPON

Subject to the outcome of the Delaware Action, except for the election of directors of Cybernet, the approval of the Cybernet 1998 Incentive Option Plan and the ratification of the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as the corporate auditors of Cybernet for the 2000 and 2001 calendar years, the Shareholders Group is not aware of any other matter to be presented for consideration at the Stockholders Meeting. However, if any other matter properly comes before the Stockholders Meeting, the persons named as proxies by the Shareholders Group will exercise their discretionary authority to vote on such matters in accordance with their best judgement. If the Shareholders Group becomes aware a sufficient time in advance of the Stockholders Meeting that Cybernet's management intends to present for stockholder vote at the Stockholders Meeting any matter not included on the enclosed YELLOW proxy card, the Shareholders Group intends to either (i) refrain from voting on any such matter (in which case stockholders will only be able to vote on such matter on the proxy card furnished by Cybernet's management); or (ii) revise the YELLOW proxy card in order to include any such additional matter thereon. The Shareholders Group may also furnish stockholders with additional proxy materials describing any such additional matter. If stockholders voted or vote on the original YELLOW proxy card which does not include such additional matter, the persons named as proxyholders on the enclosed YELLOW proxy card will exercise their discretionary authority with respect to such additional matter and the Shareholders Group will advise stockholders as to how the proxyholders will use such discretionary authority. If a stockholder wishes to specify the manner in which his or her shares are to be voted on any such additional matter, the stockholder will have the opportunity to vote on a revised YELLOW proxy card. Submission of any properly executed proxy card will revoke all prior proxy cards.

                                   * * * * * *

Questions or requests for additional copies of this proxy statement should be directed to:

                                  MARLENE BRYL
                             MFC CAPITAL PARTNERS AG
                              CHARLOTTENSTRASSE 59
                             D-10117 BERLIN, GERMANY
                            TEL:  (49 30) 20 94 58 00
                            FAX:  (49 30) 20 94 58 11

WE URGE YOU TO VOTE YOUR SHARES IN FAVOR OF THE NOMINEES OF THE SHAREHOLDERS GROUP, AGAINST THE APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG DEUTSCHE ALLGEMEINE TREUHAND AG AS CORPORATION AUDITORS OF CYBERNET FOR THE 2000 AND 2001 CALENDAR YEARS BY SIGNING, DATING AND RETURNING THE ENCLOSED YELLOW PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Sincerely,

MFC  BANCORP  LTD.                              VENTEGIS  CAPITAL  AG

PER:  /S/  MICHAEL  J.  SMITH                   PER:  /S/  KARSTEN  HAESEN
      -----------------------                         --------------------
      MICHAEL  J.  SMITH                              KARSTEN  HAESEN
      PRESIDENT  AND  CHIEF                           BOARD  MEMBER
      EXECUTIVE  OFFICER


November     ,  2001

                                     ANNEX A
                                     -------

                  INFORMATION CONCERNING THE SHAREHOLDERS GROUP
                             AND OTHER PARTICIPANTS

The following persons are or may be deemed to be participants (the "Participants" and, each, a "Participant") in the solicitation of proxies in support of electing the nominees of the Shareholders Group to the board of directors of Cybernet: (i) MFC; (ii) Ventegis; (iii) Holger Timm; and (iv) the nominees of the Shareholders Group: Michael J. Smith, Roy Zanatta and Eduard Seligman. Information set forth herein about each Participant was provided by that Participant.

MFC is a corporation organized under the laws of the Yukon Territory, Canada that operates in the financial services industry, specializing in merchant banking internationally, and has an address at 17 Dame Street, Dublin 2, Ireland.

Ventegis is venture capital company, focusing on the biotechnology and information and communication fields. Ventegis is a German corporation with principal executive offices at Cicerostrasse 21, 10709 Berlin, Germany.

Holger Timm is a member of the board of Berliner Effektengesellschaft AG. Mr. Timm has a business address at Kurfurstendamm 119, 10711 Berlin, Germany.

A description of each nominee of the Shareholders Group, including name, business address, age, present principal occupation and five year business experience, is described in the proxy statement of the Shareholders Group under the heading "Election of Directors".

SECURITY  OWNERSHIP

The beneficial ownership of securities of Cybernet by the Participants is described in the following table. No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Cybernet other than common stock as described in the following table. No Participant beneficially owns any securities of any parent or subsidiary of Cybernet. No Participant has record but not beneficial ownership with respect to any securities of Cybernet.




                                                            APPROXIMATE
                        SHARES BENEFICIALLY OWNED       PERCENTAGE OF CLASS
NAME                           COMMON STOCK                 COMMON STOCK
----                    -------------------------       -------------------
MFC Bancorp Ltd.                6,872,796(1)                 25.9%
17 Dame Street
Dublin 2, Ireland

Ventegis  Capital               5,577,396(1)                 21.0%
AG  (formerly
Cybermind  Interactive
Europe,  AG)
Kurfurstendamm  119
10711  Berlin,  Germany




------------------
(2) On November 2, 2001, MFC was granted voting rights over 1,295,400 and 5,577,396 shares of common stock of Cybernet beneficially owned by Holger Timm and Ventegis, respectively, pursuant to an agreement among MFC, Holger Timm, Ventegis, and Consors Capital Bank AG dated for reference October 29, 2001.



                                                            APPROXIMATE
                        SHARES BENEFICIALLY OWNED       PERCENTAGE OF CLASS
NAME                           COMMON STOCK                 COMMON STOCK
----                    -------------------------       -------------------
Holger  Timm                    1,295,400(1)                  4.9%
Cicerostrasse  21
10709  Berlin,  Germany




TRANSACTIONS  IN  CYBERNET  SECURITIES

Other than the transactions described below, no Participant has purchased or sold any securities of Cybernet in the past two years.

                            TRANSACTIONS IN CYBERNET
                                SECURITIES BY MFC
                            ------------------------




                                                             NUMBER AND TYPE OF
DATE OF TRANSACTION         NATURE OF TRANSACTION            SECURITIES OF CYBERNET
-------------------         ---------------------            ----------------------
November 2, 2001            Was granted voting rights        6,872,796
                            over shares beneficially
                            owned by Holger Timm and
                            Ventegis pursuant to an
                            agreement dated for
                            reference October 29, 2001




                            TRANSACTIONS IN CYBERNET
                             SECURITIES BY VENTEGIS
                            ------------------------




                                                          NUMBER AND TYPE OF
DATE OF TRANSACTION      NATURE OF TRANSACTION            SECURITIES OF CYBERNET
-------------------      ---------------------            ----------------------
January 10, 2000         Converted preferred stock,       1,440,000 shares of
                         series A and preferred stock,    common stock
                         series B into common stock
                         on a one-for-one basis

January  2,  2001        Converted  preferred  stock,     2,880,000 shares of
                         series A and preferred stock,    common stock
                         series B into common stock
                         on a one-for-one basis

November  2, 2001        Granted voting rights over       5,577,396 shares of
                         common stock to MFC              common stock
                         pursuant to an agreement
                         dated for reference
                         October 29, 2001



                            TRANSACTIONS IN CYBERNET
                            SECURITIES BY HOLGER TIMM
                            -------------------------




                                                          NUMBER AND TYPE OF
DATE OF TRANSACTION        NATURE OF TRANSACTION          SECURITIES OF CYBERNET
-------------------        ---------------------          ----------------------
December  31,  1999        Sold  common  stock  in        43,000 shares  of
                           a private transaction          common  stock

January  10, 2000          Converted preferred stock,     30,375  shares  of
                           series A into common           common  stock
                           stock on a one-for-one
                           basis

November  9,  2000         Acquired  common  stock        172,000 shares of
                           at  a price of DM 0.28         common stock
                           per share pursuant to a
                           stock purchase agreement
                           dated April 28, 1997 in
                           which such shares were sold
                           to an employee of Cybernet
                           and were to revert back to
                           Holger Timm upon termination
                           of  the employee's employment
                           contract

January  2,  2001          Converted preferred stock,     60,750  shares  of
                           series A into common stock     common  stock
                           on a one-for-one  basis

November 2, 2001           Granting voting rights         1,295,400 shares of
                           over common stock to           common stock
                           MFC pursuant to an
                           agreement dated for
                           reference October 29, 2001




ARRANGEMENTS,  INTERESTS  AND  TRANSACTIONS

Except as otherwise disclosed herein, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cybernet, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as otherwise disclosed herein, no Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a nominee of the Shareholders Group is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Cybernet or its affiliates or with respect to any future transactions to which Cybernet or any of its affiliates will or may be a party.

MFC, Ventegis and Holger Timm have or may be deemed to have interests in the solicitation of proxies in support of the nominees of the Shareholders Group from beneficial ownership of the common stock of Cybernet. Participants who are nominees of the Shareholders Group are expected to receive customary compensation from Cybernet in exchange for their services as directors, if elected.

The nominees of the Shareholders Group also have an interest in the solicitation through the forms of compensation described in the proxy statement of the Shareholders Group under the heading "Election of Directors".

There has been no transaction or series of similar transactions since the beginning of Cybernet's last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Cybernet or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of any Participant had, or will have, a direct or indirect material interest.

ADDITIONAL  INFORMATION  ABOUT  THE  NOMINEES  OF  THE  SHAREHOLDERS  GROUP

No nominee of the Shareholders Group presently holds any position with Cybernet.

Other than the arrangements described in the preceding paragraph and the agreements described in the proxy statement of the Shareholders Group under the heading "Election of Directors", there is no arrangement or understanding between any nominee of the Shareholders Group and any other person pursuant to which the nominee of the Shareholders Group was selected as a nominee.

There is no family relationship (within the meaning of the federal securities laws) between any nominee of the Shareholders Group and (i) any other nominee of the Shareholders Group; or (ii) any director of Cybernet, executive officer of Cybernet or person nominated by Cybernet to become a director or executive officer. There is, and has been, no legal or other proceeding involving any nominee of the Shareholders Group that is required to be disclosed under the federal proxy rules.

No nominee of the Shareholders Group (i) has any business relationship that is required to be disclosed by the federal proxy rules; (ii) has had any such relationship since the beginning of Cybernet's most recently completed fiscal year; or (iii) has, since the beginning of Cybernet's last completed fiscal year, been indebted to Cybernet or any of its subsidiaries in an amount that exceeds $60,000.

No nominee of the Shareholders Group and no associate of any nominee of the Shareholders Group has received any compensation from Cybernet as a director or executive officer of Cybernet. Had the nominees of the Shareholders Group been directors of Cybernet and members of the compensation committee of Cybernet's board of directors during Cybernet's last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.

No nominee of the Shareholders Group has failed to file reports related to Cybernet that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                                    APPENDIX
                                    --------

                                YELLOW PROXY CARD

                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.

                  PROXY FOR THE MEETING OF STOCKHOLDERS
                               TO ELECT DIRECTORS
               CURRENTLY SCHEDULED TO BE HELD ON DECEMBER 4, 2001

       THIS PROXY IS SOLICITED BY MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
                        (NOT BY THE BOARD OF DIRECTORS OF
                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.)

The undersigned stockholder of Cybernet Internet Services International, Inc. ("Cybernet") hereby appoints Michael J. Smith and Roy Zanatta, and each of them, as attorneys and proxies, each with full power of substitution and revocation, acting unanimously or by either of them if only one be present and acting, to represent the undersigned at the meeting (the "Meeting") of Stockholders to elect directors of Cybernet currently scheduled to be held on December 4, 2001, and at any adjournment, postponement or rescheduling thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt  of  the Proxy Statement relating to the Meeting is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL CAUSE YOUR SHARES OF CYBERNET WHICH YOU WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE MEETING TO BE VOTED AS YOU DIRECT. IF YOU RETURN THIS PROXY, PROPERLY EXECUTED, WITHOUT SPECIFYING A CHOICE, YOUR SHARES OF CYBERNET WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED ON THE REVERSE SIDE IN PROPOSAL 1, AGAINST THE APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN IN PROPOSAL 2 AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG DEUTSCHE ALLGEMEINE TREUHAND AG IN PROPOSAL 3.

(Continued  and  to  be  signed  on  the reverse side)          See reverse side

PROPOSAL  1.  To  elect  the  director  nominees  listed  below:

     Class  B  nominee:     Mr.  Roy  Zanatta

          FOR               WITHHOLD  AUTHORITY
     ---                ---

     Class  C  nominee:     Mr.  Michael  J.  Smith

          FOR               WITHHOLD  AUTHORITY
     ---                ---

     Class  C  nominee:     Mr.  Eduard  Seligman

          FOR               WITHHOLD  AUTHORITY
     ---                ---

PROPOSAL  2.  To  approve  the  Cybernet  1998  Stock  Incentive  Plan:

          FOR               AGAINST                            ABSTAIN
      ---               ---                                ---

PROPOSAL  3.  To  ratify  the  appointment  of Ernst & Young Deutsche Allgemeine
Treuhand  AG  as  corporate  auditors  for  the  2000  and  2001 calendar years:

          FOR               AGAINST                            ABSTAIN
      ---               ---                                ---

MFC BANCORP LTD. AND VENTEGIS CAPITAL AG RECOMMEND A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 ABOVE, "AGAINST" THE APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN IN PROPOSAL 2 ABOVE AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG DEUTSCHE ALLGEMEINE TREUHAND AG IN PROPOSAL 3 ABOVE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR RESCHEDULING THEREOF AND IS UNKNOWN TO MFC BANCORP LTD. OR VENTEGIS CAPITAL AG AND THEIR REPRESENTATIVES A REASONABLE TIME BEFORE THE COMMENCEMENT OF THE SOLICITATION OF PROXIES BY MFC BANCORP LTD. AND VENTEGIS CAPITAL AG.

Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE  RETURN  PROXY  AS  SOON  AS  POSSIBLE


Dated:                                  , 2001
       ---------------------------------
       (Be  sure  to  date  your  Proxy)

----------------------------------------------
Name(s)  of  Stockholder(s)

----------------------------------------------
Signature(s)  of  Stockholder(s)

NOTE: Signatures must correspond exactly with the name or names appearing on the stock certificate(s). If stock is held in the name of more than one person, all holders should sign. When stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the Meeting of Cybernet, and any adjournment, postponement or rescheduling thereof.